Exhibit 10-5

AMENDMENT NUMBER ONE

to

ENERGY EAST CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE

AUGUST 1, 2001

     WHEREAS, Energy East Corporation (the "Corporation") established the Energy East Corporation Supplemental Executive Retirement Plan (the "Plan"), effective August 1, 2001; and

     WHEREAS, the Corporation desires to amend the Plan, as permitted by Paragraph 7 of the Plan, in order to allow adoption of the Plan by other members of the EEC Group (as such term is defined by the Plan) on such terms and conditions as the Corporation's Board of Directors may from time to time determine.

     NOW, THEREFORE, the Plan is amended, effective August 1, 2001, as follows:

1.  The Plan is hereby amended by adding a new Paragraph 11, such Paragraph 11 to read as follows:

11. Adoption by Other Members of the EEC Group. The Corporation's Board of Directors may, from time to time, allow the members of the EEC Group to participate in this Plan by adopting this plan upon such terms and conditions as the Corporation's Board of Director may determine, in its sole and absolute discretion.

* * * * *

     IN WITNESS WHEREOF OF THE ADOPTION OF THIS AMENDMENT NUMBER ONE, Energy East Corporation has set its hand and seal to this Amendment Number One as of the 11th day of January, 2002.

ENERGY EAST CORPORATION

by:   /s/ Kenneth M. Jasinski
          Kenneth M. Jasinski
          Executive Vice President,
          General Counsel & Secretary

Attest:   /s/ Richard R. Benson
          Richard R. Benson
          Vice President
          Human Resources

STATE OF NEW YORK       )
                                                ) SS.:
COUNTY OF                         )

     On this  31st  day of January, in the year 2002, before me, the undersigned, personally appeared Kenneth M. Jasinski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

 /s/ Lorraine Vecchione
Notary Public